UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 25, 2016

TEAM, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600

Sugar Land, Texas 77478

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 29, 2016, Team Inc. (“Team”) entered into that certain Second Amendment and Commitment Increase to Credit Agreement with Bank of America, N.A., as administrative agent, and the lenders party thereto (the “Second Amendment”). The Second Amendment amends and restates certain portions of the Credit Facility described in Team’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2015 and filed as Exhibit 10.1 therewith, which was amended by that certain First Amendment to Credit Agreement dated December 2, 2015 (as amended, the “Existing Credit Agreement”). The effect of the Second Amendment is to (a) increase existing revolving credit facility by $100,000,000, with the resulting senior, secured credit facility being comprised of a $400,000,000 revolving credit facility and a $200,000,000 term loan facility; (b) increase the swing line facility from $25,000,000 to $35,000,000; (c) revise the definition of Consolidated EBITDA; (d) revise the restricted payments restriction; (e) update certain schedules to the Existing Credit Agreement; and (e) add European Union Bail-In contractual recognition provisions to the Existing Credit Agreement. The Existing Credit Agreement, as amended by the Second Amendment, continues to provide Team with the option to increase the aggregate principal amount of the revolving loan facility by up to $100,000,000, subject to satisfaction of certain specified conditions. For any such increase, Team may ask one or more lenders to increase their existing commitments and/or invite additional eligible lenders to become lenders under the Credit Facility.

The foregoing summary of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, which is filed as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 29, 2016, pursuant to the Agreement and Plan of Merger, dated as of November 1, 2015 (the “Merger Agreement”), by and among Team, Furmanite Corporation (“Furmanite”) and TFA, Inc., a wholly owned subsidiary of Team (“Merger Sub”), Merger Sub merged with and into Furmanite (the “Merger”), with Furmanite surviving the Merger as a wholly owned subsidiary of Team.

Pursuant to the Merger Agreement, each outstanding share of Furmanite common stock at the effective time of the Merger (the “Effective Time”) (other than shares owned by Furmanite, Team or Merger Sub) was automatically converted into the right to receive 0.215 shares of Team common stock, with cash paid in lieu of any fractional shares.

The issuance of Team’s common stock in connection with the Merger, as described above, was registered under the Securities Act of 1933, as amended, pursuant to Team’s registration statement on Form S-4 (File No. 333-208756), filed with the SEC and declared effective on January 19, 2016 (the “Joint Proxy Statement/Prospectus”).

The foregoing description of the transactions consummated pursuant to the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Team’s Current Report of Form 8-K filed with the SEC on November 4, 2015, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or on Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Pursuant to the terms of the Merger Agreement, effective immediately after the Effective Time, Jeffery G. Davis, Furmanite’s Interim Executive Chairman of the Board, President and Chief Executive Office prior to the merger, was elected to Team’s Board of Directors to serve until the earlier of his resignation or removal or until his successor is duly elected or qualified, as the case may be. Except for the Merger Agreement, there were no arrangements or understandings pursuant to which Mr. Davis was appointed to the Team Board of Directors.

The information required by Item 404(a) of Regulation S-K with respect to Mr. Davis has been previously reported in the Joint Proxy Statement/Prospectus and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 25, 2016, Team held a Special Meeting of Stockholders (the “Special Meeting”). The proposals submitted to Team stockholders at the Special Meeting were: (1) approval of the issuance of shares of Team common stock to Furmanite stockholders in connection with the Merger as contemplated by the Merger Agreement (the “Share Issuance Proposal”) and (2) the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were not sufficient votes to approve the Share Issuance Proposal (the “Team Adjournment Proposal”).

The Share Issuance Proposal and the Team Adjournment Proposal are described in detail in the Joint Proxy Statement/Prospectus.

Approval of the Share Issuance Proposal and the Adjournment Proposal required the affirmative vote of a majority of the votes cast on the matter by the holders of shares of Team common stock represented in person or by proxy at the Special Meeting.

On January 14, 2016, the record date for stockholders entitled to vote at the Special Meeting, 21,837,544 shares of Team common stock were outstanding, each of which entitled the holder to one vote on each matter brought before the Special Meeting. A total of 19,289,288 shares of Team common stock were represented in person or by proxy at the Special Meeting, representing 88.33% of the shares of Team common stock issued and outstanding on the record date. For each of the proposals below, a quorum was present.

The final voting results, including the number of votes cast for, against, and the number of abstentions and broker non-votes, on each of the matters submitted to a vote of the Team stockholders at the Special Meeting are set forth below. Each of the proposals was approved by Team’s stockholders.

Share Issuance Proposal:

For	Against	Abstain	Broker Non-Votes
19,190,601	25,484	73,203	0

Team Adjournment Proposal:

For	Against	Abstain	Broker Non-Votes
18,135,686	1,079,0101	74,592	0

Item 8.01. Other Events.

On February 25, 2016, Team and Furmanite issued a joint press release announcing the results of their respective special meetings of stockholders to approve the matters related to the merger agreement. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 1, 2016, Team issued a press release announcing that the Merger had been completed. A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Furmanite as of December 31, 2014 and 2013, the audited consolidated statements of income, comprehensive income (loss), changes in stockholders’ equity and cash flows of Furmanite for the years ended December 31, 2014, 2013 and 2012 and the related notes to such audited consolidated financial statements are incorporated herein by reference to Furmanite’s audited financial statements included in Furmanite’s Current Report on Form 8-K filed with the SEC on December 17, 2015.

The unaudited consolidated balance sheet of Furmanite as of September 30, 2015, the unaudited consolidated statements of income, comprehensive income (loss), changes in stockholders’ equity and cash flows of Furmanite for the three and nine months ended September 30, 2015 and 2014 and the related notes to such unaudited consolidated interim financial statements are incorporated herein by reference to Furmanite’s unaudited consolidated interim financial statements included in Furmanite’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 filed with the SEC on November 6, 2015.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) was included in the registration statement on Form S-4 (File No. 33-208756), filed by Team, Inc. on December 24, 2015, as amended on each of January 6, 2016 and January 19, 2016 and declared effective by the SEC on January 19, 2016, and is incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 1, 2015, by and among Furmanite Corporation, Team, Inc., and TFA, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Team, Inc., on November 4, 2015, incorporated by reference herein).

10.1	Second Amendment and Commitment Increase to Credit Agreement, dated February 29, 2016, among Team, Inc., certain Team, Inc. Subsidiary Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and other Lenders party thereto.

99.1	Joint Press Release, dated February 25, 2016, of Team, Inc. and Furmanite Corporation announcing the special meeting results.

99.2	Press Release dated March 1, 2016, of Team, Inc. announcing completion of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Team, Inc.
(Registrant)

Date: March 1 2016	By:	/s/ Andre C. Bouchard
André C. Bouchard
Executive Vice President, Administration, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 1, 2015, by and among Furmanite Corporation, Team, Inc., and TFA, Inc. (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Team, Inc., on November 4, 2015, incorporated by reference herein).

10.1	Second Amendment and Commitment Increase to Credit Agreement, dated February 29, 2016, among Team, Inc., certain Team, Inc. Subsidiary Guarantors, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and other Lenders party thereto.

99.1	Joint Press Release, dated February 25, 2016, of Team, Inc. and Furmanite Corporation announcing the special meeting results.

99.2	Press Release dated March 1, 2016, of Team, Inc. announcing completion of the Merger.